Amendment No. 7 to Waiver to

Second Amended and Restated Revolving Credit and Term Loan Agreement

This AMENDMENT NO. 7 TO WAIVER TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) is entered into as of January 11, 2013, by and among: Centerline Holding Company and Centerline Capital Group LLC (collectively, the “Borrowers”); those Persons listed as Guarantors on Schedule 1 hereto (each, a “Guarantor,” and, collectively, the “Guarantors”); Bank of America, N.A., as the Administrative Agent (the “Administrative Agent”) and, pursuant to Section 23.1 of the Loan Agreement (as defined below), those Lenders constituting the Required Lenders as set forth on a counterpart signature page hereto, substantially in the form of Schedule 2 hereto.

RECITALS

Reference is made to the following facts that constitute the background of this Amendment:

A.          The parties hereto, among others, have entered into that certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 5, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Loan Agreement.

B.          The parties hereto have also entered into that certain Waiver to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of November 14, 2011, as amended by (1) that certain Amendment to Waiver to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of November 30, 2011, (2) that certain Amendment No. 2 to Waiver to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 15, 2011, (3) that certain Amendment No. 3 to Waiver to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 28, 2012, (4) that certain Amendment No. 4 to Waiver to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of May 18, 2012, (5) that certain Amendment No. 5 to Waiver to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of July 16, 2012 and (6) that certain Amendment No. 6 to Waiver to Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of October 5, 2012 (collectively, as amended, the “Waiver”), pursuant to which, among other things, the Administrative Agent and the Required Lenders temporarily waived (i) the Borrowers’ compliance with the Consolidated EBITDA to Fixed Charge Ratio covenant set forth in Section 10.13 of the Loan Agreement (the “Fixed Charge Covenant”) as of the end of each of the Fiscal Quarters ending September 30, 2011, March 31, 2012, June 30, 2012 and September 30, 2012 and (ii) the Borrowers’ compliance with the Total Debt/Consolidated EBITDA Ratio covenant set forth in Section 10.14 of the Loan Agreement (the “Leverage Covenant”) as of the end of the Fiscal Quarter ending June 30, 2012 and September 30, 2012 (collectively, the “Existing Waivers”).

C.          The Borrowers and Guarantors have requested that the Lenders consider several further amendments to the Loan Agreement and, in order to facilitate consideration of these requests, have further requested that the Required Lenders extend the expiration of the Existing Waivers from January 11, 2013, until February 6, 2013.

D.          The Required Lenders are willing to grant such request solely upon the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the foregoing recitals and of the representations, warranties, covenants and conditions set forth herein, in the Waiver and in the Loan Agreement, and for other valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.          Conditions Precedent to Effectiveness of Amendment. The execution and delivery of this Amendment by the Required Lenders is conditioned upon (a) the execution and delivery of this Amendment by the Borrowers and the Guarantors and (b) the execution, delivery and/or completion by the Borrowers and the Guarantors of the following documents and/or actions, as applicable:

Section 1.1.          Payment of Legal and Other Fees. Simultaneously with the execution and delivery of this Amendment, the Borrowers shall pay, or cause to be paid, all of the Administrative Agent’s reasonable costs, fees and expenses incurred through the date hereof in connection with the administration of the Loan Agreement and for which a reasonably detailed invoice has been provided, including, without limitation, all reasonable outstanding fees and disbursements owed to the Administrative Agent’s legal counsel, Nutter, McClennen & Fish LLP (“Nutter”) and Nutter’s consultant, Loughlin Management Partners + Co. (“LM+Co”).

Section 2.          Temporary Waiver of Fixed Charge Covenant and Leverage Covenant. The Existing Waivers are hereby extended until February 6, 2013, at which time any and all Defaults arising from or related to the Borrowers’ noncompliance with such provisions subject to the Existing Waivers, unless further waived by the Administrative Agent and the Required Lenders, shall be immediately reinstated.

Section 3.          Representations and Warranties. The Borrowers and Guarantors, jointly and severally, represent and warrant to the Lenders, the Issuing Bank and the Administrative Agent as of the date of this Amendment that: (a) other than to the extent described in this Amendment, no Default is in existence on the date hereof, or will result from the execution and delivery of this Amendment or the consummation of any transactions contemplated hereby; (b) each of the representations and warranties of the Borrowers and the Guarantors in the Loan Agreement and the other Loan Documents is true and correct in all material respects on the effective date of this Amendment (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event); and (c) this Amendment, the Waiver and the Loan Agreement are legal, valid and binding agreements of the Borrowers and the Guarantors and are enforceable against them in accordance with their terms.

Section 4.          Ratification. Except as hereby amended or waived, the Loan Agreement, all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this Amendment shall not be, and shall not be deemed to be, a waiver of any Default or of any covenant, term or provision of the Loan Agreement or the other Loan Documents. Without limiting the foregoing, the Borrowers and the Guarantors hereby expressly acknowledge and agree that all ongoing obligations under the various Side Letters entered into in connection with, and as defined in, the Waiver, shall continue in full force and effect. In furtherance of the foregoing ratification, by executing this Amendment in the spaces provided below, each of the Guarantors, on a joint and several basis, hereby absolutely and unconditionally (a) reaffirms its obligations under the Guaranties, and (b) absolutely and unconditionally consents to (i) the execution and delivery by the Borrowers of this Amendment, (ii) the continued implementation and consummation of arrangements and transactions contemplated by the Loan Agreement (including, without limitation, as amended or waived hereby) and the other Loan Documents, and (iii) the performance and observance by each Borrower and each Guarantor of all of its respective agreements, covenants, duties and obligations under the Loan Agreement (including, without limitation, as amended hereby) and the other Loan Documents.

Section 5.          Counterparts. This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument. Any counterpart delivered by facsimile or by other electronic method of transmission shall be deemed an original signature thereto.

Section 6.          Amendment as Loan Document. Each party hereto agrees and acknowledges that this Amendment constitutes a “Loan Document” under and as defined in the Loan Agreement.

Section 7.          Governing Law. This AMENDMENT shall be deemed to constitute a contract made under the laws of the State of New York, INCLUDING ARTICLE 5 OF THE UCC, and shall be governed by and construed in accordance with the internal laws of the State of New York (INCLUDING SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, but otherwise without regard to its conflicts of law rules).

Section 8.          Successors and Assigns. This Amendment shall be binding upon each of the Borrowers, the Guarantors, the Lenders, the Issuing Bank, the Administrative Agent, and their respective successors and assigns, and shall inure to the benefit of each such Person and their permitted successors and assigns.

Section 9.          Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 10.        Expenses. Each Borrower jointly and severally agrees to promptly reimburse the Administrative Agent and any of the Lenders for all expenses, including, without limitation, reasonable fees and expenses of Nutter and LM+Co, that such Person has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.

Section 11.        Integration. This Amendment contains the entire understanding of the parties hereto and with any other Lenders and parties to the Loan Agreement with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

Section 12.        No Course of Dealing. The Administrative Agent and the Required Lenders have entered into this Amendment on the express understanding with the Borrowers and the Guarantors that, in entering into this Amendment, neither the Administrative Agent nor the Lenders are establishing any course of dealing with the Borrowers or the Guarantors. The Administrative Agent’s and the Lenders’ rights to require strict performance with all of the terms and conditions of the Loan Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. Neither the Administrative Agent nor the Lenders shall be obligated in any manner to execute any further amendments or waivers and if such amendments or waivers are requested by the Borrowers and/or the Guarantors in the future, assuming the terms and conditions thereof are satisfactory to the Administrative Agent and the Lenders, the Administrative Agent and the Lenders may require the payment of fees in connection therewith. Each of the Borrowers and the Guarantors agree that none of the waivers or amendments set forth herein constitute a course of dealing giving rise to any obligation on the part of the Administrative Agent or the Lenders that requires a similar or any other waiver or amendment with respect to the Loan Agreement or any other Loan Document.

Section 13.        Jury Trial Waiver. THE BORROWERS, THE GUARANTORS, THE ADMINISTRATIVE AGENT AND THE LENDERS, BY ACCEPTANCE OF THIS AMENDMENT, MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE LOAN AGREEMENT, OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, ARISING OUT OF TORT, STRICT LIABILITY, CONTRACT OR ANY OTHER LAW, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their duly authorized officers or representatives, all as of the date first above written.

BORROWERS:	CENTERLINE HOLDING COMPANY

By: /s/ Robert L. Levy
Name: Robert L. Levy
Title: President and Chief Operating Officer

CENTERLINE CAPITAL GROUP LLC

By: /s/ Robert L. Levy
Name: Robert L. Levy
Title: President and Chief Operating Officer

(Signatures continued on next page)

S-Borrowers

Signature page to Amendment No. 7 to Waiver to Second Amended and Restated Revolving Credit and Term Loan Agreement

GUARANTORS:	CENTERLINE CAPITAL COMPANY LLC

By: /s/ Robert L. Levy
Name: Robert L. Levy
Title: President and Chief Operating Officer

CENTERLINE AFFORDABLE HOUSING ADVISORS LLC

By: /s/ Robert L. Levy
Name: Robert L. Levy
Title: President and Chief Operating Officer

CENTERLINE HOLDING TRUST

By: /s/ Robert L. Levy
Name: Robert L. Levy
Title: President and Chief Operating Officer

CENTERLINE HOLDING TRUST II

By: /s/ Robert L. Levy
Name: Robert L. Levy
Title: President and Chief Operating Officer

CENTERLINE AREA LLC

By: /s/ Robert L. Levy
Name: Robert L. Levy
Title: President and Chief Operating Officer

(Signatures continued on next page)

S-Guarantors

Signature page to Amendment No. 7 to Waiver to Second Amended and Restated Revolving Credit and Term Loan Agreement

GUARANTORS (CONT.):	CENTERLINE FINANCE CORPORATION

By: /s/ Robert L. Levy
Name: Robert L. Levy
Title: President and Chief Operating Officer

CENTERLINE INVESTOR LP LLC

By: /s/ Robert L. Levy
Name: Robert L. Levy
Title: President and Chief Operating Officer

CENTERLINE INVESTOR LP II LLC

By: /s/ Robert L. Levy
Name: Robert L. Levy
Title: President and Chief Operating Officer

CENTERLINE INVESTOR LP III LLC

By: /s/ Robert L. Levy
Name: Robert L. Levy
Title: President and Chief Operating Officer

CM INVESTOR LLC

By: /s/ Robert L. Levy
Name: Robert L. Levy
Title: President and Chief Operating Officer

CENTERLINE MANAGER LLC

By: /s/ Robert L. Levy
Name: Robert L. Levy
Title: President and Chief Operating Officer

S-Guarantors

Signature page to Amendment No. 7 to Waiver to Second Amended and Restated Revolving Credit and Term Loan Agreement

Schedule 1

Guarantors

1.	CCC
2.	CAHA
3.	Holding Trust
4.	Holding Trust II
5.	Centerline AREA LLC
6.	Centerline Finance Corporation
7.	Centerline Investor LP
8.	Centerline Investor LP II
9.	Centerline LIHTC Sub
10.	CM Investor LLC
11.	Centerline Manager LLC

AMENDMENT NO. 7 TO WAIVER TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of that certain AMENDMENT NO. 7 TO WAIVER TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of January 11, 2013, and the consummation of the transactions contemplated thereby, amending that certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 5, 2010, by and among Centerline Holding Company and Centerline Capital Group LLC, as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as the Administrative Agent and the Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

BANK OF AMERICA, N.A.

By: /s/ John F. Simon_____
Name: John F. Simon
Title: SVP

Representing 40.816326532% of all Revolving Loan Commitments and Term Loan Commitments

Schedule 2

Form of Signature Page for Lenders included in Required Lenders for purposes of approving AMENDMENT NO. 7 TO WAIVER TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of that certain AMENDMENT NO. 7 TO WAIVER TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of January 11, 2013, and the consummation of the transactions contemplated thereby, amending that certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 5, 2010, by and among Centerline Holding Company and Centerline Capital Group LLC, as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as the Administrative Agent and the Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

Morgan Stanley Senior Funding, Inc.

By: /s/ Su Yeo
Name: Su Yeo
Title: Vice President

Representing 16.3265% of all Revolving Loan Commitments and Term Loan Commitments

AMENDMENT NO. 7 TO WAIVER TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of that certain AMENDMENT NO. 7 TO WAIVER TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of January 11, 2013, and the consummation of the transactions contemplated thereby, amending that certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 5, 2010, by and among Centerline Holding Company and Centerline Capital Group LLC, as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as the Administrative Agent and the Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

MLBUSA COMMUNITY DEVELOPMENT CORP.

By: /s/ John F. Simon
Name: John F. Simon
Title: Authorized Signatory

Representing 10.204081632% of all Revolving Loan Commitments and Term Loan Commitments

Schedule 2

Form of Signature Page for Lenders included in Required Lenders for purposes of approving AMENDMENT NO. 7 TO WAIVER TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of that certain AMENDMENT NO. 7 TO WAIVER TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of January 11, 2013, and the consummation of the transactions contemplated thereby, amending that certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 5, 2010, by and among Centerline Holding Company and Centerline Capital Group LLC, as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as the Administrative Agent and the Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

Comerica Bank

By: /s/ Thomas W. Million
Name: Thomas W. Million
Title: Vice President

Representing 4.081632653% of all Revolving Loan Commitments and Term Loan Commitments